Exhibit 99.1
LML REPORTS SEPTEMBER 30, 2008 FINANCIAL RESULTS

Company reports profitability for both second quarter and six month period as net income increases $247,000 and $448,000 respectively

VANCOUVER, BC, November 12, 2008 — LML PAYMENT SYSTEMS INC. (“LML”) (NASDAQ: LMLP), a leading payments technology provider of financial payment solutions for e-commerce and traditional businesses, reports results for its second quarter and six month period ended September 30, 2008.

Revenue for the three months ended September 30, 2008 was approximately $3,087,000, compared to $3,183,000 in revenue for the three months ended September 30, 2007.  GAAP net income for the quarter was approximately $65,000, or $0.00 per share, compared to GAAP net loss of approximately $181,000, or $0.01 per share, for the second quarter fiscal 2008, an improvement of $247,000.  Non-GAAP net income for the second quarter fiscal 2009 was approximately $502,000 or $0.02 per share compared to approximately $417,000 or $0.02 per share for the second quarter last year.  Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-recurring items.  A reconciliation of GAAP to non-GAAP financial measures is attached.

Revenue for the six months ended September 30, 2008 was approximately $6,264,000, an increase of approximately 35%, from revenue of $4,638,000 for the six months ended September 30, 2007.  GAAP net income for the same period was approximately $19,000, or $0.00 per share, compared to GAAP net loss of approximately $429,000 or $0.02 per share, for the same period during fiscal 2008, an improvement of $448,000.  Non-GAAP net income for the six months ended September 30, 2008 was approximately $1,112,000 or $0.04 per share compared to approximately $433,000 or $0.02 per share for the same period last year.

Q2 Highlights

•	595 new customers added;
•	Net income of $65,000 versus net loss of $181,000 - an improvement of $247,000.

6 Months Highlights

•	Revenue increase of 35% to $6.3 million
•	Net income of $19,000 versus net loss of $429,000 - an improvement of $448,000.

“Achieving profitability on a net income basis for both the quarter and the six month period is a milestone for the company.  Our strategy of focusing on providing electronic payment solutions for both brick and mortar and eCommerce merchants is paying off.  Our transaction payment processing business grew over 15%.  Our value proposition to merchants remains strong and our channel partners remain vibrant as evidenced by the addition of 595 new merchants during the quarter.  We also continued to make progress with respect to our intellectual property and anticipate having more to report in this regard in future quarters,” said Patrick H. Gaines, President and Chief Executive Officer.

Conference Call

Management will host a conference call today at 1:30pm Pacific Time (4:30pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 800-954-0584.  International callers please dial 212-231-2900.

Cont’d

If you are unable to join the call, a telephone replay will be available through November 24, 2008 by dialing 800-633-8284 from within the U.S. or Canada, or 402-977-9140 if calling internationally.  Please reference reservation number 21399396 when prompted.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its subsidiaries Beanstream Internet Commerce Inc. in Canada and LML Payment Systems Corp. in the U.S., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses.  We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and SFAS 123R, depreciation and amortization expense, and certain non-recurring items. A reconciliation of adjustments of non-GAAP to GAAP results for the second quarter and six month period and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  In addition, non-GAAP financial information may provide management and investors with an enhanced understanding of our operating results and overall financial performance. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

-cont’d-

LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
(In U.S. Dollars, except share data)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2008	2007	2008	2007

REVENUE	$3,086,974	$3,182,548	$6,264,446	$4,638,265
COST OF REVENUE (includes stock-based compensation (“s.b.c.”) expense of $37,788 for three months ended September 30, 2008 (three months ended September 30, 2007 - $9,801) and $75,601 for six months ended September 30, 2008 (six months ended September 30, 2007 - $19,496))	1,504,746	1,312,148	3,018,024	1,810,376
GROSS PROFIT (excludes amortization and depreciation expense)	1,582,228	1,870,400	3,246,422	2,827,889

OPERATING EXPENSES
General and administrative (includes s.b.c. expense of $289,642 for three months ended September 30, 2008 (three months ended September 30, 2007 - $104,279) and $596,959 for six months ended September 30, 2008 (six months ended September 30, 2007- $234,019))	1,183,351	1,217,016	2,248,115	2,316,886
Sales and marketing (includes s.b.c. expense of $765 for three months ended September 30, 2008 (three months ended September 30, 2007 - $-) and $1,521 for six months ended September 30, 2008 (six months ended September 30, 2007 - $-))	78,084	52,116	160,566	116,692
Product development and enhancement (includes s.b.c. expense of $12,233 for three months ended September 30, 2008 (three months ended September 30, 2007 - $-) and $24,333 for six months ended September 30, 2008 (six months ended September 30, 2007 - $-))	67,219	52,634	139,310	52,634
Amortization and depreciation	198,195	134,738	392,552	261,254

INCOME BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	55,379	413,896	305,879	80,423

Foreign exchange gain (loss)	163,805	(410,872)	98,968	(427,096)
Other income	10,654	10,833	18,975	19,542
Gain on sale of assets	-	-	864	1,700
Interest income	81,532	123,792	143,969	237,103
Interest expense	(53,505)	(112,179)	(158,885)	(130,167)

INCOME (LOSS) BEFORE INCOME TAXES	257,865	25,470	409,770	(218,495)

Income taxes	192,520	206,693	390,944	210,893

NET INCOME (LOSS)	65,345	(181,223)	18,826	(429,388)

DEFICIT, beginning of period	(34,253,141)	(32,233,959)	(34,206,622)	(31,985,794)

DEFICIT, end of period	$(34,187,796)	$(32,415,182)	$(34,187,796)	$(32,415,182)

EARNINGS (LOSS) PER SHARE, basic and diluted	$0.00	$(0.01)	$0.00	$(0.02)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	26,762,797	22,334,172	26,553,465	21,287,963
Diluted	26,762,797	22,334,172	26,553,465	21,287,963

-Cont’d-

LML PAYMENT SYSTEMS INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2008	2007	2008	2007

GAAP Net Income (Loss)	$65,345	$(181,223)	$18,826	$(429,388)

Add stock-based compensation	340,428	114,080	698,414	253,515
Add stock-based compensation – future income taxes	-	11,185	-	11,185
Add amortization and depreciation	198,195	134,738	392,552	261,254
Less unrealized foreign exchange (gain) loss	(101,825)	337,876	3,340	337,876
Less gain on sale of assets	-	-	(864)	(1,700)

Non-GAAP Net Income	$502,143	$416,656	$1,112,268	$432,742

GAAP Net Earnings (Loss) Per Share, basic	$0.00	$(0.01)	$0.00	$(0.02)

Add stock-based compensation	0.01	0.01	0.03	0.01
Add stock-based compensation – future income taxes	-	0.00	-	0.00
Add amortization and depreciation	0.01	0.01	0.01	0.01
Less unrealized foreign exchange (gain) loss	(0.00)	0.02	0.00	0.02
Less gain on sale of assets	-	-	(0.00)	(0.00)

Non-GAAP Net Earnings Per Share, basic	$0.02	$0.02	$0.04	$0.02

GAAP Net Earnings (Loss) Per Share, diluted	$0.00	$(0.01)	$0.00	$(0.02)

Add stock-based compensation	0.01	0.01	0.03	0.01
Add stock-based compensation – future income taxes	-	0.00	-	0.00
Add amortization and depreciation	0.01	0.01	0.01	0.01
Less unrealized foreign exchange (gain) loss	(0.00)	0.02	0.00	0.02
Less gain on sale of assets	-	-	(0.00)	(0.00)

Non-GAAP Net Earnings Per Share, diluted	$0.02	$0.02	$0.04	$0.02

-Cont’d-

LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars, except as noted below)
(Unaudited)

	September 30, 2008	March 31, 2008
ASSETS
Current Assets
Cash and cash equivalents	$5,935,401	$9,749,768
Funds held for merchants	11,924,002	5,833,617
Restricted cash	125,000	250,000
Accounts receivable, less allowances of $32,168 and $32,168, respectively	581,145	719,301
Prepaid expenses	282,842	273,751
Total current assets	18,848,390	16,826,437

Property and equipment, net	267,426	246,828
Patents, net	706,441	788,473
Restricted cash	148,186	153,619
Other assets	22,956	23,247
Goodwill	17,874,202	15,903,077
Intangible assets, net	5,453,062	5,700,637

TOTAL ASSETS	$43,320,663	$39,642,318

LIABILITIES
Current Liabilities
Accounts payable	$786,794	$1,745,679
Accrued liabilities	716,007	648,661
Corporate taxes payable	600	573,240
Funds due to merchants	11,924,002	5,833,617
Current portion of obligations under capital lease	198,158	203,366
Current portion of promissory notes	2,396,166	2,731,923
Current portion of deferred revenue	1,325,599	1,448,921
Total current liabilities	17,347,326	13,185,407

Obligations under capital lease	68,955	177,573
Promissory notes	-	2,435,460
Deferred revenue	3,968,505	4,606,379

TOTAL LIABILITIES	21,384,786	20,404,819

SHAREHOLDERS' EQUITY
Capital Stock

Class A, preferred stock, CAD $1.00 par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Class B, preferred stock, CAD $1.00 par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Common shares, no par value, 100,000,000 shares authorized, 27,116,408 and 26,341,832 issued and outstanding, respectively	50,039,568	48,071,980

Accumulated other comprehensive loss	(5,496)	(19,046)
Contributed surplus	6,089,601	5,391,187
Deficit	(34,187,796)	(34,206,622)
Total shareholders' equity	21,935,877	19,237,499

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$43,320,663	$39,642,318

-Cont’d-

LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2008	2007	2008	2007

Operating Activities:
Net income (loss)	$65,345	$(181,223)	$18,826	$(429,388)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Amortization and depreciation	198,195	134,738	392,552	261,254
Gain on sale of assets	-	-	(864)	(1,700)
Stock-based compensation	340,428	114,080	698,414	253,515
Stock-based compensation – future income taxes	-	11,185	-	11,185
Unrealized foreign exchange (gain) loss	(101,825)	337,876	3,340	337,876

Changes in non-cash operating working capital
Restricted cash	-	-	125,000	-
Accounts receivable	53,049	(143,088)	135,609	(190,916)
Prepaid expenses	(34,548)	60,472	(10,033)	116,632
Other assets	-	(8,490)	-	(8,490)
Accounts payable and accrued liabilities	(94,659)	(258,253)	(833,586)	(360,237)
Corporate taxes payable	(630,432)	126,918	(572,993)	126,918
Deferred revenue	(373,937)	(263,519)	(759,499)	(629,275)
Net cash used in operating activities	(578,384)	(69,304)	(803,234)	(512,626)

Investing Activities:
Acquisition of Beanstream, net of cash acquired	-	(646,125)	-	(3,971,388)
Acquisition of property and equipment	(36,057)	(22,538)	(89,403)	(106,923)
Proceeds from disposal of equipment	-	-	5,500	1,700
Development of patents	(46)	(3,396)	(1,652)	(7,938)
Net cash used in investing activities	(36,103)	(672,059)	(85,555)	(4,084,549)

Financing Activities:
Payments on capital leases	(49,124)	(89,311)	(93,396)	(177,074)
Payment on promissory notes	-	-	(2,843,974)	-
Share capital financing costs	-	-	(3,537)	-
Proceeds from exercise of stock options	-	77,438	-	77,438
Net cash used in financing activities	(49,124)	(11,873)	(2,940,907)	(99,636)

Effects of foreign exchange rate changes on cash and cash equivalents	(18,660)	303,786	15,329	303,786

DECREASE IN CASH AND CASH EQUIVALENTS	(682,271)	(449,450)	(3,814,367)	(4,393,025)

Cash and cash equivalents, beginning of period	6,617,672	6,219,433	9,749,768	10,163,008

Cash and cash equivalents, end of period	$5,935,401	$5,769,983	$5,935,401	$5,769,983

Supplemental disclosure of cash flow information
Interest paid	$5,399	$16,470	$406,590	$34,457
Taxes paid	$827,155	$-	$972,419	$28,386

Non-cash investing and financing transactions not included in cash flows:

Issuance of common shares pursuant to earn-out provision	$1,971,125	$-	$1,971,125	$-

-Cont’d-

CONTACTS:

Patrick H. Gaines                                                                Investor Relations
President and CEO                                                                (800) 888-2260
(604) 689-4440

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